Data Compare Summary (Total)
Run Date - 6/12/2025 1:30:55 PM

Run Date - 6/12/2025 1:30:55 PM
Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Street	4	1,127	0.35%	1,127
City	0	1,127	0.00%	1,127
State	0	1,127	0.00%	1,127
Zip	10	1,127	0.89%	1,127
Note Date	1	1,127	0.09%	1,127
Original Loan Amount	0	1,127	0.00%	1,127
Original Term	0	1,127	0.00%	1,127
Original Interest Rate	1	1,127	0.09%	1,127
Appraised Value	530	1,127	47.03%	1,127
Original CLTV	24	1,127	2.13%	1,127
Original LTV	2	1,127	0.18%	1,127
Borrower Full Name	227	1,127	20.14%	1,127
Investor: Qualifying Total Debt Ratio	24	1,127	2.13%	1,127
Disbursement Date	5	1,127	0.44%	1,127
Total	828	15,778	5.25%	1,127